ASG
LISTED
NYSE

ALL-STAR FUNDS

1st Quarter Report | March 31, 2021

Liberty All-Star® Growth Fund

LIBERTY ALL-STAR® GROWTH FUND Period Ended March 31, 2021 (Unaudited)

Fund Statistics	1st Quarter 2021
Net Asset Value (NAV)	$8.09
Market Price	$8.61
Premium	6.4%
Distribution*	$0.16
Market Price Trading Range	$8.00 to $9.45
Premium Range	2.3% to 15.2%

Performance
Shares Valued at NAV with Dividends Reinvested	3.23%
Shares Valued at Market Price with Dividends Reinvested	6.92%
Dow Jones Industrial Average	8.29%
Lipper Multi-Cap Growth Mutual Fund Average	1.45%
NASDAQ Composite Index	2.95%
Russell Growth Benchmark	1.87%
S&P 500® Index	6.17%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distribution consists of return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2021.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	May 2021

Stocks posted good first quarter results, as the S&P 500® Index returned 6.17 percent and the Dow Jones Industrial Average (DJIA) returned 8.29 percent. Maintaining their momentum from 2020, small cap stocks performed even better, with the Russell 2000® Index returning 12.70 percent. The laggard was last year’s leader, the NASDAQ Composite Index, which returned 2.95 percent.

The good results came against a mixed backdrop. Stock prices churned at times, as expectations for a better economy were supportive while fears of higher inflation and rising interest rates hurt. The quarter was characterized by periodic bouts of volatility that accompanied a rotation to economically sensitive stocks, while the nationwide vaccine rollout and the $1.9 trillion federal relief package captured the news headlines.

Rising interest rates were behind most of the volatility and reflected investor fears that an overheated economy would lead to inflation; some economists projected 2021 real GDP growth reaching the 6.5 – 7.0 percent range. The yield on 10-year Treasury notes rose in all three months, totaling 83 basis points by quarter’s end. The run-up in yields fueled a rotation away from growth-oriented stocks, including many technology shares that boomed during the pandemic-related lockdowns. Confirming the shift, the broad-market Russell 3000® Growth Index returned 1.19 percent for the quarter, well behind the 11.89 percent return posted by the Russell 3000® Value Index.

Among other first quarter highlights:

●	The DJIA outperformed the NASDAQ Composite by the largest margin since the fourth quarter of 2018, according to The Wall Street Journal.
●	The quarter was the fourth straight in which the S&P 500®, the DJIA and the NASDAQ Composite posted positive returns.
●	All 11 sectors of the S&P 500® posted positive returns, led by energy at 30.99 percent. Financials—seen by investors to benefit from higher interest rates—were ahead 16.01 percent. Information technology advanced just 2.06 percent and consumer staples proved to be the laggard with a 1.15 percent gain.
●	Underscoring the shift out of stocks viewed as expensive and potentially overvalued, the equal-weighted S&P 500® nearly doubled the return of the cap-weighted index, 11.49 percent versus 6.17 percent.

Liberty All-Star® Growth Fund

The Fund fared well in the first quarter, which generally proved to be a challenging period for growth style equities. The Fund returned 3.23 percent with shares valued at net asset value (NAV) with dividends reinvested and 6.92 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) On a relative basis, Fund returns were ahead of the technology-heavy NASDAQ Composite, but trailed the S&P 500 and the DJIA, both of which benefited from the rotation to cyclical stocks. Fund returns were ahead of key growth-oriented indices, including the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which returned 1.45 percent. Fund performance was also ahead of the Russell Growth Benchmark, which returned 1.87 percent.

The shift from growth to value style stocks that began in Q4 2020 continued through the first quarter of 2021. The large-cap Russell 1000® Growth Index returned just 0.94 percent in the first quarter versus 11.26 percent for its value counterpart. The Russell Mid-Cap® Growth Index gave up ground, returning -0.57 percent, while the corresponding Value index advanced 13.05 percent. The small-cap Russell 2000® Growth Index posted the best result across the capitalization range with a return of 4.88 percent, but was left behind in the wake of the strong 21.17 percent return of its corresponding Value index.

First Quarter Report (Unaudited) | March 31, 2021	1

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fund shares traded at a premium to their underlying NAV that ranged from 2.3 percent to 15.2 percent in the first quarter; this was moderately higher than the premium range of 1.0 percent to 13.2 percent in the fourth quarter of 2020.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.16 to shareholders during the first quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $15.14 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

In Fund news, the Board of Directors announced a rights offering on March 19. Shareholders of record at the close of business on May 24, 2021 will be issued non-transferable rights entitling them to subscribe for one additional share for every five shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. If over-subscription requests exceed the number of shares available in the offering, the Fund may elect to issue up to an additional 25 percent of shares above those offered in the primary subscription. The subscription price per share will be 95 percent of the reported net asset value or market price per share, whichever is lower, on the expiration date. Details of the offering will be contained in the prospectus, which is subject to the effectiveness of the Fund’s registration statement, which was filed with the SEC.

The Fund turned in a satisfying quarter in what was a changeable investment environment that saw a continuation of the rotation to value style stocks. But the long term is the Fund’s focus, and on that basis it continued to deliver performance that has seen it outpace its primary Lipper benchmark and its Russell Growth Benchmark for longer periods—the trailing one, three, five, 10 and 15 years. We will continue to manage the Fund with that perspective first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2021 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
March 31, 2021 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021
1st Quarter	0.16
Total	$15.14

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2021	3

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics
March 31, 2021 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2021 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP	MIDCAP	LARGECAP				TOTAL
	INDEX	INDEX	INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	FUND
Number of Holdings	1,147	358	464	50	40	28	118
Percent of Holdings in Top 10	7%	12%	44%	49%	32%	45%	18%
Weighted Average Market Capitalization (billions)	$4.3	$24.6	$700.9	$5.9	$19.0	$396.6	$132.2
Average Five-Year Earnings Per Share Growth	13%	17%	21%	16%	21%	18%	19%
Average Five-Year Sales Per Share Growth	9%	13%	15%	13%	12%	12%	12%
Price/Earnings Ratio*	32x	40x	38x	51x	32x	41x	38x

*	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
March 31, 2021 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Progyny, Inc.	1.99%
Chegg, Inc.	1.95
Upstart Holdings, Inc.	1.94
Signature Bank	1.94
FirstService Corp.	1.94
Natera, Inc.	1.74
Amazon.com, Inc.	1.71
UnitedHealth Group, Inc.	1.63
Paylocity Holding Corp.	1.63
Microsoft Corp.	1.61
Visa, Inc.	1.49
Nevro Corp.	1.35
Generac Holdings, Inc.	1.33
Ollie’s Bargain Outlet Holdings, Inc.	1.29
Workday, Inc.	1.29
Zebra Technologies Corp.	1.27
Alphabet, Inc.	1.24
Yum! Brands, Inc.	1.24
Facebook, Inc.	1.24
salesforce.com, Inc.	1.23
31.05%

Economic Sectors*	Percent of Net Assets
Information Technology	27.04%
Health Care	22.76
Consumer Discretionary	14.01
Industrials	12.47
Financials	10.47
Communication Services	4.10
Real Estate	3.57
Materials	2.01
Consumer Staples	1.23
Energy	0.94
Other Net Assets	1.40
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2021	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
March 31, 2021 (Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2021.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/21
Purchases
Asbury Automotive Group, Inc.	16,000	16,000
Montrose Environmental Group, Inc.	45,252	45,252
MYT Netherlands Parent BV	39,234	39,234
Neurocrine Biosciences, Inc.	10,000	26,000

Sales
Avalara, Inc.	(18,161)	0
Casella Waste Systems, Inc.	(21,866)	52,241
Everbridge, Inc.	(12,384)	16,049
Illumina, Inc.	(3,595)	4,254
Lamb Weston Holdings, Inc.	(25,000)	0
Match Group, Inc.	(13,907)	0
US Physical Therapy, Inc.	(9,987)	614
Williams-Sonoma, Inc.	(12,500)	22,500

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.60%)
COMMUNICATION SERVICES (4.10%)
Entertainment (1.62%)
Take-Two Interactive Software, Inc.(a)	13,000	$2,297,100
Walt Disney Co.(a)	17,847	3,293,129
		5,590,229
Interactive Media & Services (2.48%)
Alphabet, Inc., Class C(a)	2,075	4,292,407
Facebook, Inc., Class A(a)	14,513	4,274,514
		8,566,921
CONSUMER DISCRETIONARY (14.01%)
Distributors (0.90%)
Pool Corp.	9,000	3,107,160

Diversified Consumer Services (1.95%)
Chegg, Inc.(a)	78,507	6,724,909

Hotels, Restaurants & Leisure (2.16%)
Planet Fitness, Inc., Class A(a)	30,480	2,356,104
Wingstop, Inc.	6,387	812,235
Yum! Brands, Inc.	39,546	4,278,086
		7,446,425
Internet & Direct Marketing Retail (2.59%)
Amazon.com, Inc.(a)	1,912	5,915,881
Etsy, Inc.(a)	15,000	3,025,050
		8,940,931
Multiline Retail (1.29%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	51,335	4,466,145

Specialty Retail (3.98%)
Asbury Automotive Group, Inc.(a)	16,000	3,144,000
Burlington Stores, Inc.(a)	9,500	2,838,600
Floor & Decor Holdings, Inc., Class A(a)	27,500	2,625,700
MYT Netherlands Parent BV(a)(b)	39,234	1,108,753
Williams-Sonoma, Inc.	22,500	4,032,000
		13,749,053
Textiles, Apparel & Luxury Goods (1.14%)
Canada Goose Holdings, Inc.(a)(c)	9,120	357,960
NIKE, Inc., Class B	26,776	3,558,263
		3,916,223
CONSUMER STAPLES (1.23%)
Food Products (0.60%)
McCormick & Co., Inc.	23,000	2,050,680

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	7

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Household Products (0.63%)
Church & Dwight Co., Inc.	25,000	$2,183,750

ENERGY (0.94%)
Energy Equipment & Services (0.94%)
Core Laboratories NV	112,383	3,235,506

FINANCIALS (10.47%)
Banks (2.81%)
First Republic Bank	18,000	3,001,500
Signature Bank	29,646	6,702,961
		9,704,461
Capital Markets (3.63%)
Hamilton Lane, Inc., Class A	35,435	3,138,123
MSCI, Inc.	7,646	3,205,815
Raymond James Financial, Inc.	26,000	3,186,560
StepStone Group, Inc., Class A	84,562	2,982,502
		12,513,000
Consumer Finance (3.03%)
American Express Co.	21,403	3,027,240
LendingTree, Inc.(a)(c)	3,326	708,438
Upstart Holdings, Inc.(a)(c)	52,022	6,703,555
		10,439,233
Insurance (0.54%)
Goosehead Insurance, Inc., Class A	17,357	1,860,323

Thrifts & Mortgage Finance (0.46%)
Axos Financial, Inc.(a)	34,092	1,602,665

HEALTH CARE (22.76%)
Biotechnology (4.56%)
ACADIA Pharmaceuticals, Inc.(a)	96,292	2,484,334
Natera, Inc.(a)	59,063	5,997,257
Neurocrine Biosciences, Inc.(a)	26,000	2,528,500
Puma Biotechnology, Inc.(a)	126,592	1,230,474
Regeneron Pharmaceuticals, Inc.(a)	5,757	2,723,867
Ultragenyx Pharmaceutical, Inc.(a)	6,633	755,233
		15,719,665
Health Care Equipment & Supplies (8.10%)
Abbott Laboratories	34,867	4,178,461
Cooper Cos., Inc.	6,000	2,304,540
Danaher Corp.	14,146	3,183,982
Eargo, Inc.(a)	25,831	1,290,258

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Glaukos Corp.(a)	24,186	$2,029,931
Intuitive Surgical, Inc.(a)	2,844	2,101,545
Nevro Corp.(a)	33,381	4,656,650
ResMed, Inc.	13,000	2,522,260
Silk Road Medical, Inc.(a)	9,452	478,744
STERIS PLC	12,500	2,381,000
West Pharmaceutical Services, Inc.	10,000	2,817,800
		27,945,171
Health Care Providers & Services (4.14%)
PetIQ, Inc.(a)	49,112	1,731,689
Progyny, Inc.(a)	154,153	6,861,350
UnitedHealth Group, Inc.	15,123	5,626,815
US Physical Therapy, Inc.	614	63,917
		14,283,771
Health Care Technology (0.66%)
Inspire Medical Systems, Inc.(a)	2,869	593,855
Tabula Rasa HealthCare, Inc.(a)	36,383	1,675,437
		2,269,292
Life Sciences Tools & Services (4.16%)
Charles River Laboratories International, Inc.(a)	12,750	3,695,333
Illumina, Inc.(a)	4,254	1,633,791
Mettler-Toledo International, Inc.(a)	2,500	2,889,225
NeoGenomics, Inc.(a)	63,676	3,071,093
Thermo Fisher Scientific, Inc.	6,736	3,074,176
		14,363,618
Pharmaceuticals (1.14%)
Aerie Pharmaceuticals, Inc.(a)	27,752	495,928
Horizon Pharma Plc(a)	37,500	3,451,500
		3,947,428
INDUSTRIALS (12.47%)
Aerospace & Defense (2.01%)
Huntington Ingalls Industries, Inc.	12,300	2,531,955
Kratos Defense & Security Solutions, Inc.(a)	70,515	1,923,649
Teledyne Technologies, Inc.(a)	6,000	2,481,900
		6,937,504
Air Freight & Logistics (0.48%)
XPO Logistics, Inc.(a)	13,322	1,642,603

Building Products (0.87%)
Masco Corp.	50,000	2,995,000

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	9

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	SHARES	VALUE

COMMON STOCKS (continued)
Commercial Services & Supplies (3.30%)
Casella Waste Systems, Inc., Class A(a)	52,241	$3,320,960
Cintas Corp.	9,000	3,071,790
Copart, Inc.(a)	25,000	2,715,250
Montrose Environmental Group, Inc.(a)	45,252	2,271,198
		11,379,198
Electrical Equipment (1.33%)
Generac Holdings, Inc.(a)	14,000	4,584,300

Machinery (0.73%)
IDEX Corp.	12,000	2,511,840

Professional Services (1.71%)
Booz Allen Hamilton Holding Corp.	33,000	2,657,490
IHS Markit, Ltd.	33,597	3,251,518
		5,909,008
Road & Rail (1.14%)
Union Pacific Corp.	17,891	3,943,355

Trading Companies & Distributors (0.90%)
SiteOne Landscape Supply, Inc.(a)	18,196	3,106,785

INFORMATION TECHNOLOGY (27.04%)
Communications Equipment (0.63%)
Ciena Corp.(a)	40,000	2,188,800

Electronic Equipment, Instruments & Components (2.32%)
Keysight Technologies, Inc.(a)	20,000	2,868,000
Novanta, Inc.(a)	5,724	754,938
Zebra Technologies Corp., Class A(a)	9,000	4,366,620
		7,989,558
IT Services (5.33%)
Akamai Technologies, Inc.(a)	22,000	2,241,800
FleetCor Technologies, Inc.(a)	14,737	3,958,800
Globant SA(a)	15,258	3,167,714
PayPal Holdings, Inc.(a)	16,038	3,894,668
Visa, Inc., Class A	24,293	5,143,557
		18,406,539
Semiconductors & Semiconductor Equipment (4.38%)
Diodes, Inc.(a)	44,901	3,584,896
Entegris, Inc.	31,000	3,465,800
Impinj, Inc.(a)	29,198	1,660,490
Monolithic Power Systems, Inc.	9,000	3,178,890

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	17,500	$3,210,900
		15,100,976
Software (14.38%)
Altair Engineering, Inc., Class A(a)	5,177	323,925
Autodesk, Inc.(a)	14,107	3,909,755
BTRS Holdings, Inc.(a)(c)	7,509	108,655
Cerence, Inc.(a)	30,617	2,742,671
Ebix, Inc.	47,436	1,519,375
Everbridge, Inc.(a)	16,049	1,944,818
Fortinet, Inc.(a)	20,000	3,688,400
Intuit, Inc.	7,090	2,715,896
LivePerson, Inc.(a)	9,473	499,606
Microsoft Corp.	23,534	5,548,611
Mimecast, Ltd.(a)	13,701	550,917
Paycom Software, Inc.(a)	7,000	2,590,420
Paylocity Holding Corp.(a)	31,257	5,620,946
Qualys, Inc.(a)	20,000	2,095,600
Rapid7, Inc.(a)	12,165	907,631
salesforce.com, Inc.(a)	19,961	4,229,137
SEMrush Holdings, Inc., Class A(a)	29,467	350,952
SPS Commerce, Inc.(a)	11,756	1,167,488
Synopsys, Inc.(a)	11,500	2,849,470
Vertex, Inc., Class A(a)	81,160	1,783,897
Workday, Inc., Class A(a)	17,973	4,465,032
		49,613,202
MATERIALS (2.01%)
Chemicals (0.90%)
Linde PLC	11,123	3,115,997

Containers & Packaging (1.11%)
Ball Corp.	45,001	3,813,385

REAL ESTATE (3.57%)
Equity Real Estate Investment Trusts (REITs) (1.63%)
Equinix, Inc.	5,275	3,584,837
Sun Communities, Inc.	13,500	2,025,540
		5,610,377

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2021	11

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (1.94%)
FirstService Corp.	45,224	$6,701,745

TOTAL COMMON STOCKS
(COST OF $194,705,915)		340,176,731

SHORT TERM INVESTMENTS (2.33%)
MONEY MARKET FUND (1.55%)
State Street Institutional US Government Money Market Fund, 0.04%(d)
(COST OF $5,361,521)	5,361,521	5,361,521

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.78%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(COST OF $2,687,390)	2,687,390	2,687,390

TOTAL SHORT TERM INVESTMENTS
(COST OF $8,048,911)		8,048,911

TOTAL INVESTMENTS (100.93%)
(COST OF $202,754,826)		348,225,642

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.93%)		(3,200,773)

NET ASSETS (100.00%)		$345,024,869

NET ASSET VALUE PER SHARE
(42,643,103 SHARES OUTSTANDING)		$8.09

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $3,329,850.
(d)	Rate reflects seven-day effective yield on March 31, 2021.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2021 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2021, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

First Quarter Report (Unaudited) | March 31, 2021	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2021 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2021:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$3,329,850	$2,687,390	$699,726	$3,387,116

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2021 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$340,176,731	$–	$–	$340,176,731
Short Term Investments	8,048,911	–	–	8,048,911
Total	$348,225,642	$–	$–	$348,225,642

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2021	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2021 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices
March 31, 2021 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price-ratios and lower growth values.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index

Measures the performance of those Russell Midcap® companies with higher book-to-price-ratios and lower growth values.

First Quarter Report (Unaudited) | March 31, 2021	17

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices
March 31, 2021 (Unaudited)

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher book-to-price-ratios and lower growth values.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	DIRECTORS

Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR	Matthew Sutula, Chief Compliance Officer * Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE